Exhibit 10.7

AGREEMENT FOR COOPERATION

PART A: Con Yang  COUNTY GOVERNMENT, ANHUI PROVINCE CHINA
(CHINA POWER INC)
PART B: CHINA POWER, INC. ( USA)

(CHINA POWER INC)
CHINA POWER, INC. (USA)’S AUTHORIZED GENERAL MANAGER MR.CHEN, ALONG WITH CON YANG GOVERNMENT, ANHUI PROVINCE CHINA/VICE – GOVERNORS MR. GAOLIN WONG, AND GOVERNORS IN CON YANG COUNTY DEPARTMENTS, INCLUDE WITH : COUNTY DEVELOPMENT & IMPROVEMENT COMMITTEE, DEVELOPMENT DISTRICT, INVESTMENT DEPARTMENT, FOREST DEPARTMENT & ENVIRONMENT PROTECTION DEPARTMENT, ON OCT 25TH, HAVE VISITED /INVESTIGATED IN FURTHER DEVELOPMENT, INVESTMENT AND CONSTRUCTION BY “ CHINA POWER, INC. (US)” ON “ ANQIN AMERICA-CHINA GREEN-ENERGY CO. LTD. /CON YANG BIOMASS ENERGY POWER PLANT/PROJECTS”, AND REACHED FURTHER AGREEMENT AND TERMS TO EXECUTE MUTUALLY LEGALLY AS FOLLOWING:

1. BIOMASS PROJECTS LANDS POSITION: CON YANG GOVERNMENT AGREE TO PROVIDE “ CHINA POWER, INC. (USA)” WITH A TOTAL OF 200 MU LANDS ( 1MU = 667 SQ. METER) IN CON YANG ECONOMIC INDUSTRY ZONE TO DEVELOP & CONSTRUCT THE BIOMASS ENERGY PROJECTS AS DISCUSSED/AGREED (50 MW).

BIOMASS PROJECTS LANDS USE RIGHTS

1. PROJECTS LANDS : UPON FURTHER SIGNING “ LANDS RIGHTS AGREEMENT WITH CON YANG COUNTY GOVERNMENT LAND & RESOURCES DEPARTMENT, IN 10 BUSINESS DAYS, CHINA POWER, INC. ( USA) AGREES TO PAY OFF FOR ALL THE LANDS FEES AGREED WITH CON YANG GOVERNMENT.

2. CON YANG GOVERNMENT AGREES THAT UPON/AFTER CHINA POWER, INC. (USA) PAID FOR ALL THE LANDS FEES: IN 20 BUSINESS DAYS TO COMPLETE/DELIVERY TO CHINA POWER, INC. WITH THE 200 MU LANDS RIGHTS /LEGAL CERTIFICATE.

3. 200 MU LANDS RIGHTS FOR 50 YEARS

3. LANDS & BENEFITS: BIOMASS PROJECTS LANDS : CON YANG GOVERNMENT PROVIDE WITH POLICIES SUPPORTS/BENEFITS: PRICE FOR PER MU LAND = 20,000 RMB; CON YANG GOVERNMENT WILL PROVIDE/BENEFIT FOR 800 RMB PER MU LAND AS BENEFIT TO CHINA POWER, INC.(USA) TO DEVELOP/CONSTRUCT THE BIOMASS ENERGY PROJECTS.

4. BIOMASS PROJECTS: SCALES & COMPONENTS: PROJECTS ARE BIOMASSS ENERGY PROJECTS; UPON COMPLETION CONSTRUCTION/DEVELOPMENT WILL HAVE THE DAILY CAPACITY FOR 1000 TON BIOMASS PER DAY, POWER CAPACITY = 2 X 25 MW BIOMASS ENERGY GENERATION, AND ELECTRICITY POWER WILL CONNECT/SALE TO STATE GRID (110 V) power STATION locally.

5. BIOMASS PROJECTS INVESTMENT SCALES: TOTAL INVESTMENT AS APPROXIATELY FOR 580 MILLIONS RMB, AND EXPECTED TO COMPLETION IN 2010. REGISTER CAPITAL $25 MILLIONS USD.

6. BIOMASS ENERGY PROJECTS REPORTS: WITH THE CON YANG GOVERNMENT SUPPORT, CHINA POWER, INC. WILL PROVIDE WITH BIOMASS ENERGY PROJECTS (50 MW) DEVELOPMENT & CONSTRUCTION FEASIBILITIES STUDY : WHICH SHOULD COMPLETED BY CHINESE GOVERNMENT APPROVED ENERGY ENGNEERING FIRMS BEFORE JAN 31 2008.

7. BIOMASS PROJECTS: POLICIES BENEFITS: CHINA POWER, INC. (USA) WILL HAVE THE GOVERNMENT POLICIES SUPPORTS/BENEFITS, WHICH INCLUDED WITH “UPON BIOMASS PROJECTS CONSTRUCTION COMPLETION: TAX BENEFITS: FIRST 1-2 YEARS: NO TAX AT ALL; 3-5 YEARS: 50% DISCOUNTS /TAX RATE;

8. BIOMASS: STRAW/RAW MATRIALS SUPPLY/BASE: CON YANG GOVERNMENT SUPPORT/ASSIST CHINA POWER, INC. TO HAVE THE “BIOMASS/STRAW/RAW MATERIALS SUPPLY/BASE/LANDS FOR 50 YEARS RIGHTS/LEGAL RIGHTS, AND ALSO PROVIDE WITH STATE GOVERNMENT POLICY/BENEFITS AND STATE GOVERNMENT POLICY SUPPORTS.

9. BIOMASS PROJECTS DEVELOPMENT&CONSTRUCTION RIGHTS: CON YANG GOVERNMENT WILL GURANTTE CHINA POWER, INC. (USA) WITH EXCLUSIVE RIGHTS TO INVESTMENT & CONSTRUCTION & DEVELOPMENT FOR THE BIOMASS ENERGY PROJECTS (50 MW) AND ALSO GURRANTTEE FOR THE BIOMASS/STRAW SUPPLIERS AND STRAW   BASE.

10. BIOMASS PROJECTS EXECUTIONS: CON YANG GOVERNMENT WILL FORM SPECIAL TEAM TO SUPPORT CHINA POWER, INC. TO HAVE ALL THE NECESSARY GOVERNMENTS APPROVAL/PROCESSING FOR FURTHER CONSTRUCTION AND DEVELOPMENT FOR THE BIOMASS ENERGY PROJECTS.

11. THIS AGREEMENT WILL BE EFFECTIVE IN 6 MONTHS/HALF YEARS UNTIL CHINA POWER, INC. PROVIDE WITH “BIOMASS PROJECTS FEASIBILITIES STUDY, THEN BOTH PARTY WILL SIGN FURTHER LONG-TERM AGREEMENT FOR EXECUTION ON BIOMASS ENERGY PROJECTS.

THIS AGREEMENT HAVE 5 ORIGIAL COPIES: PART A HAVE 2 ORIGIAL AND PART B HAVE 3 ORIGINAL. THIS AGREEMENT IS EFFECTIVE AS BOTH PARTIES SIGNED AND SEALED.

PART A: CON YANG GOVERNMENT	PART B: CHINA POWER, INC. (USA)
SIGNED AND SEALED	SIGNED/SEALED
(CHINA POWER INC)

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OCT.29TH 2007